Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT

FIFTH AMENDMENT, dated as of June 7, 2016 (this “Amendment”), to the Credit Agreement, dated as of November 15, 2010 (as amended from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as modified by this Amendment, the “Amended Credit Agreement”), among UNIVERSAL HEALTH SERVICES, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower intends to obtain approximately $400,000,000 of gross proceeds from the issuance of additional 4.750% Senior Secured Senior Notes (“Additional 4.750% Senior Secured Notes”) pursuant to the 2014 Indenture;

WHEREAS, the Borrower intends to obtain $400,000,000 of gross proceeds from the issuance of new senior secured notes due 2026 (“New Senior Secured Notes”);

WHEREAS, the Borrower shall use the proceeds of the New Senior Secured Notes and a portion of the proceeds of the sale of the Additional 4.750% Senior Secured Notes to repay in full the 7.125% Senior Notes;

WHEREAS, the Borrower wishes to (i) make certain amendments to the Credit Agreement as set forth herein and (ii) thereafter, obtain $200,000,000 of Incremental Term Loans pursuant to Section 2.24 of the Credit Agreement;

WHEREAS, the Borrower and each party to this Amendment designated as an “Existing Lender” on its signature page hereto (each an “Existing Lender”) is willing to consent to the amendments, waivers and other modifications set forth herein; and

WHEREAS, each party to this Amendment designated as a “2016 Incremental Term Lender” on its signature page hereto (each a “2016 Incremental Term Lender”) wishes to make an Incremental Term Loan (each, a “2016 Incremental Term Loan” and, collectively, the “2016 Incremental Term Loans”) in the amount set forth on Schedule 1 hereto on the terms set forth herein (and which shall constitute Incremental Term Loans (as defined in the Credit Agreement));

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.

2. Amendments to the Credit Agreement. On and as of the Fifth Amendment Effective Date (as defined below):

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting, in its proper alphabetical order, the following new definitions:

““Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution”: (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

““EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

““EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.”

““Fifth Amendment”: the Fifth Amendment, dated as of June 7, 2016, by and among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.”

““Fifth Amendment Effective Date”: as defined in the Fifth Amendment.”

““Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b) The definition of “Defaulting Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “or” between clauses (c) and (d) thereof and (ii) deleting the “.” at the end thereof and substituting “or (e) has become the subject of a Bail-In Action.” in lieu thereof.

(c) The definition of “Loan Documents” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting “, the Fifth Amendment” immediately after “the Fourth Amendment” therein.

(d) Section 2.17(b) of the Credit Agreement is hereby amended by deleting the proviso to the second sentence thereof in its entirety.

(e) The penultimate paragraph of Section 2.23 of the Credit Agreement is hereby amended by inserting “or a Bail-In Action” immediately after “Bankruptcy Event” in clause (i) thereof.

(f) the Credit Agreement shall be amended by inserting a new Section 4.23 in proper sequential order as follows:

“4.23 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.”

(g) Section 7.2(e) of the Credit Agreement is hereby amended by deleting each reference to “the Borrower” therein and inserting in lieu thereof “the Loan Parties”.

(h) the Credit Agreement shall be amended by inserting a new Section 10.18 in proper sequential order as follows:

“Section 10.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”.

3. Release of Grantor. Each of the parties hereto hereby (a) consents to (i) the release of First Hospital Panamericano, Inc. from its obligations pursuant to the Collateral Agreement and (ii) the release and discharge of all security interests in, and other liens on, the assets of First Hospital Panamericano, Inc. granted to or held by the Collateral Agent pursuant to the Collateral Agreement and (b) authorizes the Administrative Agent and the Collateral Agent to take such action requested by the Borrower as the Administrative Agent may deem reasonably necessary to effect, or reflect in the public record, the release and discharge of all security interests in, and other liens on, the assets of First Hospital Panamericano, Inc. granted to or held by the Collateral Agent pursuant to the Collateral Agreement. In furtherance of the foregoing, the Administrative Agent, the Collateral Agent, the Borrower and each of the other Grantors hereby agree that First Hospital Panamericano, Inc. shall be automatically released from any and all of its obligations under the Collateral Agreement immediately upon the occurrence of Fifth Amendment Effective Date.

4. Release of Guarantor. Each of the parties hereto hereby (a) consents to the release of First Hospital Panamericano, Inc. from its obligations pursuant to the Subsidiary Guarantee Agreement and the Lenders party hereto and (b) authorizes the Administrative Agent to take such action requested by the Borrower as the Administrative Agent may deem reasonably necessary to effect, or reflect in the public record, the release of the guarantee obligations of First Hospital Panamericano, Inc. under the Subsidiary Guarantee Agreement. In furtherance of the foregoing, the Borrower, the Administrative Agent and each of the Guarantors hereby agree that First Hospital Panamericano, Inc. shall be automatically released from any and all of its obligations under the Subsidiary Guarantee Agreement immediately upon the occurrence of Fifth Amendment Effective Date.

5. Increased Facility Activation Notice. The Borrower and each 2016 Incremental Term Lender hereby notify the Administrative Agent that:

(a) Each 2016 Incremental Term Lender party hereto agrees to make a 2016 Incremental Term Loan in the amount set forth opposite such 2016 Incremental Term Lender’s name on Schedule 1 hereto under the heading “2016 Incremental Term Loan Amount”.

(b) The Increased Facility Closing Date is the Fifth Amendment Effective Date.

(c) The aggregate principal amount of 2016 Incremental Term Loans is $200,000,000.

(d) The Incremental Term Maturity Date for the 2016 Incremental Term Loans is the Tranche A Maturity Date.

(e) The Applicable Margin for the 2016 Incremental Term Loans shall be equal to the Applicable Margin for Tranche A Term Loans of the same Type.

(f) The agreement of each 2016 Incremental Term Lender party hereto to make a 2016 Incremental Term Loan on the Increased Facility Closing Date is subject to the satisfaction of the following conditions precedent:

(i) the Fifth Amendment Effective Date shall have occurred;

(ii) the Borrower shall have (A) received gross proceeds of $400,000,000 from the Additional 4.750% Senior Secured Notes and (B) received gross proceeds of $400,000,000 from the New Senior Secured Notes; and

(iii) (x) the amount sufficient to pay and discharge in full the obligations of the Loan Parties under the 7.125% Senior Notes shall have been irrevocably deposited with The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee in respect of the 7.125% Senior Notes and (y) the Administrative Agent shall have received a copy of the written confirmation of The Bank of New York Mellon Trust Company, N.A., as trustee in respect of the 7.125% Senior Notes, stating that the Senior Notes Indenture has been satisfied and discharged pursuant to Sections 10.1 and 10.2 thereof (the actions described in this clause (iii), the “Satisfaction and Discharge”).

(g) Other than as expressly set forth in this Section 5, for all purposes under the Amended Credit Agreement and the other Loan Documents, the 2016 Incremental Term Loans shall have the same terms as the Tranche A Term Loans and shall be treated for purposes of voluntary and mandatory prepayments (including any applicable prepayment fees and for scheduled principal payments) and all other terms as the same Class of Term Loans as the Tranche A Term Loans.

(h) Upon the funding of the 2016 Incremental Term Loans on the Fifth Amendment Effective Date, such 2016 Incremental Term Loans shall automatically and without further action by any Person constitute Tranche A Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents.

(i) The Administrative Agent shall take any and all action as may be reasonably necessary to ensure that 2016 Incremental Term Loans are included in each borrowing, conversion, continuation and repayment of Tranche A Term Loans on a pro rata basis.

(j) The initial Interest Period with respect to the 2016 Incremental Term Loans shall commence on the Fifth Amendment Effective Date and shall end on the last day of the Interest Period applicable to the Tranche A Term Loans as in effect immediately prior to the Fifth Amendment Effective Date.

6. Effectiveness. This Amendment shall become effective as of the date (the “Fifth Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied (provided that the amendments set forth in Section 2(b) hereof shall not become effective unless this Amendment is executed by Existing Lenders constituting all of the Revolving Lenders):

(a) The Administrative Agent shall have received each of the following, dated as of the Fifth Amendment Effective Date (unless otherwise agreed to by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed and delivered by the Borrower, the Guarantors, Existing Lenders constituting the Required Lenders and the Administrative Agent; and

(ii) the legal opinion of (A) the Borrower’s general counsel, or other counsel reasonably acceptable to the Administrative Agent and (B) Norton Rose Fulbright US LLP, counsel to the Borrower and its Subsidiaries.

(b) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (including, for the avoidance of doubt, the representation and warranty set forth in Section 7(a) hereof) shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(c) No Default or Event of Default has occurred and is continuing on the Fifth Amendment Effective Date or after giving effect to the amendments contemplated herein, the extensions of credit requested to be made on the Fifth Amendment Effective Date and the other transactions contemplated to occur on the Fifth Amendment Effective Date.

(d) All governmental and third party approvals necessary in connection with the transactions contemplated hereby and by the Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(e) The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented on or before the Fifth Amendment Effective Date.

(f) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of all Indebtedness in connection herewith on the Fifth Amendment Effective Date, are Solvent.

(g) The Administrative Agent shall have received, at least 5 days prior to the Fifth Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, previously requested by the Administrative Agent.

7. Representations and Warranties.

(a) The Borrower hereby represents and warrants that (i) First Hospital Panamericano, Inc. is a “controlled foreign corporation” within the meaning of Section 957(a) of the Code and (ii) First Hospital Panamericano, Inc. does not own any assets or property other than (a) the Capital Stock and/or Indebtedness of one or more CFCs and (b) property and assets located outside of the United States.

(b) The Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (including, for the avoidance of doubt, the representation and warranty set forth in Section 7(a) hereof) is true and correct in all material respects on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) and (b) no Default or Event of Default has occurred and is continuing on the Fifth Amendment Effective Date or after giving effect to the amendments contemplated herein, the extensions of credit requested to be made on the Fifth Amendment Effective Date and the other transactions contemplated to occur on the Fifth Amendment Effective Date.

8. Satisfaction and Discharge.

(a) The Borrower hereby covenants and agrees that the 7.125% Senior Notes shall be repaid in full on June 30, 2016.

(b) The parties hereto acknowledge and agree that upon the occurrence of the Satisfaction and Discharge and at all times thereafter, any obligations of any Loan Party with respect to the 7.125% Senior Notes shall be deemed not to constitute Indebtedness.

9. Fees and Expenses. The Borrower hereby covenants and agrees to pay (i) to the Administrative Agent for the account of each 2016 Incremental Term Lender, a fee in Dollars equal to 15 basis points of the 2016 Incremental Term Loan funded by such 2016 Incremental Term Lender on the Fifth Amendment Effective Date and (ii) all invoiced fees and accrued expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of legal counsel.

10. Ratification by Guarantors. Each of the Guarantors (other than, for the avoidance of doubt, First Hospital Panamericano, Inc.) acknowledges that its consent to this Amendment (including the release of First Hospital Panamericano, Inc. from its obligations under the Collateral Agreement and the Subsidiary Guarantee Agreement and the incurrence by the Borrower of the 2016 Incremental Term Loans) is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment (including the release of First Hospital Panamericano, Inc. from its obligations under the Collateral Agreement and the Subsidiary Guarantee Agreement and the incurrence by the Borrower of the 2016 Incremental Term Loans) and to the documents and agreements referred to herein. Each of the Guarantors (other than, for the avoidance of doubt, First Hospital Panamericano, Inc.) agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guarantee, the Collateral Agreement or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects as of the Fifth Amendment Effective Date (it being understood and agreed that each of the entities that became a Guarantor pursuant to the Assumption Agreement, dated as of June 1, 2016, in respect of the Subsidiary Guarantee Agreement, and the Assumption Agreement, dated as of June 1, 2016, in respect of the Collateral Agreement, shall be deemed to have satisfied all requirements of such entity to become a Guarantor pursuant to the Loan Documents). Each of the Guarantors (other than, for the avoidance of doubt, First Hospital Panamericano, Inc.) hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 10. Each of the Guarantors (other than, for the avoidance of doubt, First Hospital Panamericano, Inc.) hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guarantee.

11. Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

12. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

13. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Integration. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

15. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

ASCEND HEALTH CORPORATION	UHS OF HAMPTON, INC.
ASSOCIATED CHILD CARE EDUCATIONAL SERVICES, INC.	UHS OF HARTGROVE, INC.
CCS/LANSING, INC.	UHS OF LAKESIDE, LLC
CHILDREN’S COMPREHENSIVE SERVICES, INC.	UHS OF OKLAHOMA, INC.
DEL AMO HOSPITAL, INC.	UHS OF PARKWOOD, INC.
FRONTLINE BEHAVIORAL HEALTH, INC.	UHS OF PENNSYLVANIA, INC.
LANCASTER HOSPITAL CORPORATION	UHS OF PROVO CANYON, INC.
MCALLEN MEDICAL CENTER, INC.	UHS OF PUERTO RICO, INC.
MERION BUILDING MANAGEMENT, INC.	UHS OF RIVER PARISHES, INC.
MERRIDELL ACHIEVEMENT CENTER, INC.	UHS OF SPRING MOUNTAIN, INC.
NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.	UHS OF TEXOMA, INC.
OAK PLAINS ACADEMY OF TENNESSEE, INC.	UHS OF TIMBERLAWN, INC.
PARK HEALTHCARE COMPANY	UHS OF TIMPANOGOS, INC.
PENNSYLVANIA CLINICAL SCHOOLS, INC.	UHS OF WESTWOOD PEMBROKE, INC.
PSI SURETY, INC.	UHS OF WYOMING, INC.
RIVER OAKS, INC.	UHS SAHARA, INC.
SOUTHEASTERN HOSPITAL CORPORATION	UHS-CORONA, INC.
SPARKS FAMILY HOSPITAL, INC.	UNITED HEALTHCARE OF HARDIN, INC.
STONINGTON BEHAVIORAL HEALTH, INC.	UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.
TEMECULA VALLEY HOSPITAL, INC.	UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.
THE ARBOUR, INC.	VALLEY HOSPITAL MEDICAL CENTER, INC.
TWO RIVERS PSYCHIATRIC HOSPITAL, INC.	WELLINGTON REGIONAL MEDICAL CENTER, INCORPORATED
UHS CHILDREN’S SERVICES, INC.	WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.
UHS HOLDING COMPANY, INC.
UHS OF CORNERSTONE, INC.	By:	/s/ Steve Filton
UHS OF CORNERSTONE HOLDINGS, INC.	Name:	Steve Filton
UHS OF D.C., INC.	Title:	Vice President
UHS OF DELAWARE, INC.
UHS OF DENVER, INC.
UHS OF FAIRMOUNT, INC.
UHS OF FULLER, INC.
UHS OF GEORGIA, INC.
UHS OF GEORGIA HOLDINGS, INC.

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

ABS LINCS SC, INC.	KIDS BEHAVIORAL HEALTH OF UTAH, INC.
ABS LINCS VA, INC.	LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.
ALLIANCE HEALTH CENTER, INC.	MICHIGAN PSYCHIATRIC SERVICES, INC.
ALTERNATIVE BEHAVIORAL SERVICES, INC.	NORTH SPRING BEHAVIORAL HEALTHCARE, INC.
BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.	PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.
BHC ALHAMBRA HOSPITAL, INC.	PREMIER BEHAVIORAL SOLUTIONS, INC.
BHC BELMONT PINES HOSPITAL, INC.	PSYCHIATRIC SOLUTIONS, INC.
BHC FAIRFAX HOSPITAL, INC.	PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.
BHC FOX RUN HOSPITAL, INC.	RAMSAY YOUTH SERVICES OF GEORGIA, INC.
BHC FREMONT HOSPITAL, INC.	RIVEREDGE HOSPITAL HOLDINGS, INC.
BHC HEALTH SERVICES OF NEVADA, INC.	SPRINGFIELD HOSPITAL, INC.
BHC HERITAGE OAKS HOSPITAL, INC.	SUMMIT OAKS HOSPITAL, INC.
BHC HOLDINGS, INC.	TEXAS HOSPITAL HOLDINGS, INC.
BHC INTERMOUNTAIN HOSPITAL, INC.	WINDMOOR HEALTHCARE INC.
BHC MONTEVISTA HOSPITAL, INC.	WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.
BHC PINNACLE POINTE HOSPITAL, INC.
BHC SIERRA VISTA HOSPITAL, INC.	By:	/s/ Steve Filton
BHC STREAMWOOD HOSPITAL, INC.	Name:	Steve Filton
BRENTWOOD ACQUISITION, INC.	Title:	Vice President
BRENTWOOD ACQUISITION -
SHREVEPORT, INC.
BRYNN MARR HOSPITAL, INC.
CANYON RIDGE HOSPITAL, INC.
CALVARY CENTER, INC.
CEDAR SPRINGS HOSPITAL, INC.
FIRST HOSPITAL CORPORATION OF
VIRGINIA BEACH
FORT LAUDERDALE HOSPITAL, INC.
FRN, INC.
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
H. C. CORPORATION
HARBOR POINT BEHAVIORAL HEALTH
CENTER, INC.
HAVENWYCK HOSPITAL INC.
HHC AUGUSTA, INC.
HHC CONWAY INVESTMENT, INC.
HHC DELAWARE, INC.
HHC INDIANA, INC.
HHC OHIO, INC.
HHC RIVER PARK, INC.
HHC SOUTH CAROLINA, INC.
HHC ST. SIMONS, INC.
HORIZON HEALTH AUSTIN, INC.
HORIZON HEALTH CORPORATION
HSA HILL CREST CORPORATION

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

AIKEN REGIONAL MEDICAL CENTERS, LLC
DHP 2131 K ST, LLC
LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC
TENNESSEE CLINICAL SCHOOLS, LLC
THE BRIDGEWAY, LLC
TURNING POINT CARE CENTER, LLC
UHS OF BENTON, LLC
UHS OF BOWLING GREEN, LLC
UHS OF GREENVILLE, LLC
UHS OF PHOENIX, LLC
UHS OF RIDGE, LLC
UHS OF ROCKFORD, LLC
UHS OF TUCSON, LLC
UHS SUB III, LLC
UHSD, LLC

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER, LLC

By: Keystone/CCS Partners LLC
Its managing member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC
Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, Incorporated
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS KENTUCKY HOLDINGS, L.L.C.

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: UHS of Georgia Holdings, Inc.
Its limited partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OKLAHOMA CITY LLC
UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OF SUMMITRIDGE, LLC

By: UHS of Peachford, L.P.
Its managing member

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

DIAMOND GROVE CENTER, LLC
KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC
ROLLING HILLS HOSPITAL, LLC
PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC
TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

ATLANTIC SHORES HOSPITAL, L.L.C.
EMERALD COAST BEHAVIORAL HOSPITAL, LLC
OCALA BEHAVIORAL HEALTH, LLC
PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
ZEUS ENDEAVORS, LLC
WEKIVA SPRINGS CENTER, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BHC PROPERTIES, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BHC MESILLA VALLEY HOSPITAL, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

HOLLY HILL HOSPITAL, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

COLUMBUS HOSPITAL PARTNERS, LLC
LEBANON HOSPITAL PARTNERS, LLC
NORTHERN INDIANA PARTNERS, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BEHAVIORAL HEALTHCARE, LLC

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC SUNSTONE BEHAVIORAL HEALTH, LLC

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

HHC PENNSYLVANIA, LLC
HHC POPLAR SPRINGS, LLC
KINGWOOD PINES HOSPITAL, LLC
TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

HICKORY TRAIL HOSPITAL, L.P.
NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.
TEXAS SAN MARCOS TREATMENT CENTER, L.P.
TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

H.C. PARTNERSHIP

By: H.C. Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: HSA Hill Crest Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: BHC Healthcare, LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

SCHICK SHADEL OF FLORIDA, LLC

By: Horizon Health Hospital Services, LLC
Its sole member

By: Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHS OF NEW ORLEANS, LLC
UHSL, LLC

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BEHAVIORAL HEALTH MANAGEMENT, LLC
BEHAVIORAL HEALTH REALTY, LLC
CAT REALTY, LLC
CAT SEATTLE, LLC
MAYHILL BEHAVIORAL HEALTH, LLC
PSYCHIATRIC REALTY, LLC
RR RECOVERY, LLC
SALT LAKE BEHAVIORAL HEALTH, LLC
SALT LAKE PSYCHIATRIC REALTY, LLC
UBH OF OREGON, LLC
UBH OF PHOENIX, LLC
UBH OF PHOENIX REALTY, LLC
UNIVERSITY BEHAVIORAL HEALTH OF EL PASO, LLC

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

ABS LINCS KY, LLC
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

MILLWOOD HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its general partner

By: Psychiatric Solutions Hospitals, LLC
Its general partner

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UHP LP

By: Island 77 LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BEACH 77 LP

By: 2026 W. University Properties, LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Lender, an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Dawn L. LeeLum
Name:	Dawn L. LeeLum
Title:	Executive Director

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BANK OF AMERICA, N.A., as an Issuing Lender, an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

WELLS FARGO BANK, N.A., as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Monique Dubisky
Name:	Monique Dubisky
Title:	Director

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Mark Koneval
Name:	Mark Koneval
Title:	Managing Director

By:	/s/ Alistair Anderson
Name:	Alistair Anderson
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

GOLDMAN SACHS BANK USA, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

SUNTRUST BANK, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Jared Cohen
Name:	Jared Cohen
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

FIFTH THIRD BANK, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ William D. Priester
Name:	William D. Priester
Title:	Senior Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

MIZUHO BANK, LTD., as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Jaime Johnson
Name:	Jaime Johnson
Title:	Director

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Bill Wang
Name:	Bill Wang
Title:	Senior Vice President & General Manager

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

FIRSTMERIT BANK, N.A., as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Tim Daniels
Name:	Tim Daniels
Title:	Senior Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ David A. Wild
Name:	David A. Wild
Title:	Senior Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

PNC BANK N.A., as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Jeffrey D. Greenlaw
Name:	Jeffrey D. Greenlaw
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

ROYAL BANK OF CANADA, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Mustafa Topiwalla
Name:	Mustafa Topiwalla
Title:	Authorized Signatory

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

TD BANK, N.A., as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Alan Garson
Name:	Alan Garson
Title:	Senior Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

WHITNEY BANK, as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Dwight Seeley
Name:	Dwight Seeley
Title:	SVP, Director of Healthcare Banking

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

MERCANTIL COMMERCEBANK, N.A., as an Existing Lender and a 2016 Incremental Term Lender

By:	/s/ Yuraima Rodriguez
Name:	Yuraima Rodriguez
Title:	Vice President

By:	/s/ Miguel Palacios
Name:	Miguel Palacios
Title:	Executive Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

AZB FUNDING, as an Existing Lender

By:	/s/ Kei Kajimura
Name:	Kei Kajimura
Title:	Authorized Signatory

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BMO HARRIS BANK NATIONAL ASSOCIATION, as an Existing Lender

By:	/s/ Josh Hovermale
Name:	Josh Hovermale
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

BOKF, N.A. d/b/a/ BANK OF OKLAHOMA, as an Existing Lender

By:	/s/ Brian Warden
Name:	Brian Warden
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

CADENCE BANK, as an Existing Lender

By:	/s/ Henry Farley
Name:	Henry Farley
Title:	Assistant Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

CAPITAL ONE, N.A., as an Existing Lender

By:	/s/ Kiol Johnson
Name:	Kiol Johnson
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as an Existing Lender

By:	/s/ Wan-Chin Chang
Name:	Wan-Chin Chang
Title:	VP & Deputy General Manager

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

FIRST NIAGARA BANK, N.A., as an Existing Lender

By:	/s/ Louis Haverty
Name:	Louis Haverty
Title:	First Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

MANUFACTURERS BANK, as an Existing Lender

By:	/s/ Sandy Lee
Name:	Sandy Lee
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. LOS ANGELES BRANCH, as an Existing Lender

By:	/s/ Hung-Tse Chen
Name:	Hung-Tse Chen
Title:	VP & Deputy General Manager

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

SANTANDER BANK, N.A., as an Existing Lender

By:	/s/ William Maag
Name:	William Maag
Title:	Managing Director

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC., as an Existing Lender

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Vice President

By:	/s/ W.D. Jentsch
Name:	W.D. Jentsch
Title:	Vice President

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

UBS AG, STAMFORD BRANCH, as an Existing Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

[Signature Page to the Fifth Amendment to the UHS Credit Agreement]

Schedule 1

2016 Incremental Term Lender	2016 Incremental Term Loan Amount
Wells Fargo Bank, N.A.	$26,000,000
Bank of America, N.A.	$18,000,000
Credit Agricole Corporate and Investment Bank	$18,000,000
Goldman Sachs Bank USA	$18,000,000
JPMorgan Chase Bank, N.A.	$18,000,000
SunTrust Bank	$18,000,000
Fifth Third Bank	$10,000,000
Mizuho Bank, Ltd.	$10,000,000
Sumitomo Mitsui Banking Corporation	$10,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$10,000,000
First Commercial Bank, Ltd., New York Branch	$6,000,000
FirstMerit Bank, N.A.	$6,000,000
KeyBank National Association	$6,000,000
PNC Bank N.A.	$6,000,000
Royal Bank of Canada	$6,000,000
TD Bank, N.A.	$6,000,000
Whitney Bank	$6,000,000
Mercantil Commercebank, N.A.	$2,000,000

TOTAL	$200,000,000